VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

Foreign Value Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure is amended to add Norm Boersma, CFA and Lisa Myers, CFA as secondary portfolio managers of the Fund. Mr. Boersma is the president of Templeton Global Advisors, Ltd. (“Templeton Global”). Ms. Myers is an Executive Vice President and portfolio manager of Templeton Global. Tucker Scott continues to serve as the lead portfolio manager of the Fund.

Additionally, in the section titled “About VC I’s Management — Investment Sub-Advisers — Templeton Global Advisors, Ltd. (“Templeton Global”)” the disclosure is amended to delete references to Cindy Sweeting and to add Mr. Boersma as a secondary portfolio manager. Effective March 1, 2011, Mr. Boersma became the president of Templeton Global. He has over 24 years of industry experience, 19 of which have been with Franklin Templeton. He was previously the director of research of Templeton Global Equity Group from 2000 to mid-2003 and, most recently, from December 2007 to December 2010. The disclosure with respect to Mr. Scott and Ms. Myers and their respective role with the Fund has not changed.

Date: March 1, 2011